Exhibit 10.7

EXECUTION VERSION

AMENDMENT NO. 2 dated as of April 19, 2017 (this “Amendment”) to the CREDIT AGREEMENT, dated as of January 2, 2014, as amended by that certain Amendment No. 1 dated as of August 18, 2016 (the “Credit Agreement”), among GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP, an Illinois limited liability limited partnership (the “Borrower”), GROSVENOR HOLDINGS L.L.C., an Illinois limited liability company, GROSVENOR HOLDINGS II, L.L.C., a Delaware limited liability company, GCMH GP, L.L.C., a Delaware limited liability company, GCM, L.L.C., a Delaware limited liability company, the LENDERS party thereto, GOLDMAN SACHS BANK USA (“Goldman Sachs”), as Administrative Agent, Collateral Agent and Swingline Lender, BMO HARRIS BANK N.A., as a Letter of Credit Issuer, and BANK OF MONTREAL, CHICAGO BRANCH, as a Letter of Credit Issuer.

The Borrower has requested (a) the establishment of Incremental Term Loans denominated in U.S. Dollars pursuant to Section 2.14 of the Credit Agreement (which Loans shall be added to and become part of the existing Class of 2023 Term Loans), the proceeds of which will be used, together with available cash resources of the Borrower, to (i) prepay all Initial Term Loans outstanding on the Amendment No. 2 Effective Date (as defined below) immediately prior to the initial funding thereof and (ii) to pay fees and expenses in connection therewith (the “Incremental 2023 Term Loans”), and (b) in connection therewith, the other amendments reflected in this Amendment.

Each Initial Term Lender whose name is set forth on Schedule 1 hereto (such Initial Term Lenders being collectively referred to as the “Converting Incremental 2023 Term Lenders”) has (a) agreed to make Incremental 2023 Term Loans on the Amendment No. 2 Effective Date by converting the principal amount of the Initial Term Loans of such Initial Term Lender set forth on Schedule 1 hereto opposite the name of such Initial Term Lender into Incremental 2023 Term Loans in a like principal amount (such Initial Term Loans being collectively referred to as the “Converted Incremental 2023 Term Loans”), in each case, on the terms and subject to the conditions provided for herein and (b) authorized the Administrative Agent to execute and deliver this Amendment on behalf of such Initial Term Lender.

Goldman Sachs has agreed to make Incremental 2023 Term Loans (the “New Incremental 2023 Term Loans”) on the Amendment No. 2 Effective Date (as defined below) (in such capacity, the “New Incremental 2023 Term Lender”) in a principal amount not to exceed $65,180,941.33 (the “Incremental 2023 Term Loan Commitment”), on the terms and subject to the conditions provided for herein. The New Incremental 2023 Term Loans and the Converted Incremental 2023 Term Loans collectively constitute the Incremental 2023 Term Loans. The New Incremental 2023 Term Lenders and the Converting Incremental 2023 Term Lenders are collectively referred to as the “Incremental 2023 Term Lenders”.

This Amendment constitutes an Incremental Agreement pursuant to Section 2.14(f) of the Credit Agreement.

Each of Goldman Sachs and UBS Securities LLC has been designated by the Borrower to act, and has agreed to act, as a joint lead arranger and joint bookrunner (each, in such capacity, an “Arranger”) for this Amendment and the transactions contemplated hereby.

In accordance with Section 2.14(f) of the Credit Agreement, the Administrative Agent, the Converting Incremental 2023 Term Lenders, the New Incremental 2023 Term Lender, the Credit Parties, Holdings, Parent GPs and GP Entities have each agreed, subject to the terms and conditions stated below, to the transactions described herein.

Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”). The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Incremental 2023 Term Loans.

(a) Converted Incremental 2023 Term Loans. The Borrower and each Converting Incremental 2023 Term Lender agree that, on the Amendment No. 2 Effective Date, the Initial Term Loans of such Converting Incremental 2023 Term Lender in an aggregate principal amount set forth opposite such Converting Incremental 2023 Term Lender’s name on Schedule 1 hereto shall convert into an equivalent principal amount of Converted Incremental 2023 Term Loans of such Converting Incremental 2023 Term Lender (and, upon such conversion, such Initial Term Loans shall cease to be outstanding), and shall continue to be in effect and outstanding as 2023 Term Loans under the Amended Credit Agreement on the terms and conditions set forth therein. The Initial Term Loans of each Converting Incremental 2023 Term Lender that are not converted into Converted Incremental 2023 Term Loans will be repaid in full as provided in Section 1(b)(ii) and Section 3 hereof. The Converted Incremental 2023 Term Loans of each Converting Incremental 2023 Term Lender may be repaid or prepaid in accordance with the provisions of the Amended Credit Agreement, but once repaid or prepaid may not be reborrowed. On the Amendment No. 2 Effective Date the Borrower shall pay interest on the unpaid principal amount of each Initial Term Loan that is accrued and unpaid to, but excluding, the Amendment No. 2 Effective Date at the rate per annum set forth in Section 2.8(a) or 2.8(b), as applicable, of the Credit Agreement (the “ITL Interest Payment”). Each Converting Incremental 2023 Term Lender agrees that the transactions contemplated by this Section 1(a) shall not be subject to Section 2.11 of the Credit Agreement.

(b) New Incremental 2023 Term Loans. (i) Subject to and upon the terms and conditions set forth herein and in the Amended Credit Agreement, the New Incremental 2023 Term Lender agrees to make on the Amendment No. 2 Effective Date, New Incremental 2023 Term Loans to the Borrower in an aggregate principal amount that shall not exceed the Incremental 2023 Term Loan Commitment. The New Incremental 2023 Term Loans (A) shall be made on the Amendment No. 2 Effective Date and shall be denominated in U.S. Dollars, (B) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans as provided for 2023 Term Loans in the Amended Credit Agreement and (C) may be repaid or prepaid in accordance with the provisions of the Amended Credit Agreement, but once repaid or prepaid may not be reborrowed. It is understood and agreed that the New Incremental 2023 Term Loans made on the Amendment No. 2 Effective Date shall be funded at 99.75% of the principal amount thereof, and notwithstanding such discount all calculations hereunder with respect to the New Incremental 2023 Term Loans, including the accrual of interest and the repayment or prepayment of principal, shall be based on 100% of the stated principal amount thereof. The Incremental 2023 Term Loan Commitment of the New Incremental 2023 Term Lender shall automatically terminate upon the making of the New Incremental 2023 Term Loans on the Amendment No. 2 Effective Date or, if not previously terminated, at 5:00 p.m. (New York City time) on the Amendment No. 2 Effective Date.

(ii) The funding of the New Incremental 2023 Term Loans on the Amendment No. 2 Effective Date shall be made in the manner contemplated by Section 2.4 of the Amended Credit Agreement. On the Amendment No. 2 Effective Date, the Borrower shall apply all the proceeds of the New Incremental 2023 Term Loans (net of the original issue discount applicable thereto) to prepay Initial Term Loans pursuant to Section 5.1 of the Amended Credit Agreement.

(c) Incremental 2023 Term Loans Generally. (i) On the Amendment No. 2 Effective Date, and notwithstanding anything to the contrary set forth in the Credit Agreement, the Incremental 2023 Term Loans shall be added to (and form a part of) each Borrowing of outstanding 2023 Term Loans on a pro rata basis (based on the relative sizes of the various outstanding Borrowings in respect of 2023 Term Loans), so that each Lender of 2023 Term Loans (including the Incremental 2023 Term Loans established hereunder) will participate proportionately in each then outstanding Borrowing of 2023 Term Loans (it being agreed, however, that interest will begin accruing on the Incremental 2023 Term Loans on the Amendment No. 2 Effective Date and the first interest payment in respect of each such outstanding Borrowing of 2023 Term Loans that occurs after the Amendment No. 2 Effective Date shall be disbursed to the 2023 Term Lenders in a manner that gives effect to the interest accrual provisions of the Incremental 2023 Term Loans provided in this Section 1(c)(i)).

(ii) The parties hereto acknowledge that the provisions of Section 2.14 of the Credit Agreement will apply to the establishment of the Incremental 2023 Term Loans hereby, with (i) the Converted Incremental 2023 Term Loans and the New Incremental 2023 Term Loans constituting Incremental 2023 Term Loans, (ii) the Converted Incremental 2023 Term Loans and the New Incremental 2023 Term Loans becoming a part of the existing Class of 2023 Term Loans, (iii) the Converted Incremental 2023 Term Loans and the New Incremental 2023 Term Loans having terms identical to the 2023 Term Loans (other than with respect to issue price and the date from which interest shall begin to accrue) and otherwise being subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties and any provisions regarding the rights of the Term Lenders, of the Amended Credit Agreement and the other Credit Documents, (iv) the Converted Incremental 2023 Term Loans and the New Incremental 2023 Term Loans being incurred in reliance on clause (y) of the definition of “Incremental Amount” as set forth in Section 1.1 of the Credit Agreement, (v) each Converting Incremental 2023 Term Lender and the New Incremental 2023 Term Lender constituting a “2023 Term Lender”, “Term Lender” and a “Lender” under the Amended Credit Agreement and the other Credit Documents for all purposes thereof, (vi) each Converted Incremental 2023 Term Loan and each New Incremental 2023 Term Loan constituting an “Incremental Term Loan”, a “2023 Term Loan”, a “Term Loan” and a “Loan” under the Amended Credit Agreement and the other Credit Documents for all purposes thereof and (vii) the Converted Incremental 2023 Term Loans and the New Incremental 2023 Term Loans constituting a part of the “2023 Term Loan Facility” under the Amended Credit Agreement and the other Credit Documents for all purposes thereof.

SECTION 2. Amendments. Effective as of the Amendment No. 2 Effective Date:

(a) Section 1.1 of the Credit Agreement is hereby modified by adding the following definitions in the appropriate alphabetical order:

“Amendment No. 2” shall mean the Amendment No. 2 dated as of April 19, 2017, to this Agreement, among the Administrative Agent, the Lenders party thereto, the Credit Parties, Holdings, Parent GPs and GP Entities.

“Amendment No. 2 Effective Date” shall have the meaning provided in Amendment No. 2.

“Incremental 2023 Term Lender” shall have the meaning provided in Amendment No. 2.

“Incremental 2023 Term Loans” shall have the meaning provided in Amendment No. 2.

(b) The definitions set forth below are hereby amended and restated in their entirety as follows:

“2023 Term Lender” shall mean a Lender holding a 2023 Term Loan (including, for the avoidance of doubt, any Incremental 2023 Term Lender).

“2023 Term Loan Facility” shall mean the 2023 Term Loans (including, for the avoidance of doubt, any Incremental 2023 Term Loans).

“2023 Term Loans” shall have the meaning provided in Amendment No. 1 (including, for the avoidance of doubt, any Incremental 2023 Term Loans).

(c) Clause (c) of definition of the term “Borrowing” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“(c) (i) the incurrence of one Type and Class of Incremental Term Loan on an Incremental Facility Closing Date (or resulting from conversions on a given date after the applicable Incremental Facility Closing Date) having, in the case of Eurodollar Loans, the same Interest Period (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of Eurodollar Loans) or (ii) the Extended Term Loans of one Type and Class established on the same date pursuant to the same Extension Agreement (or resulting from conversions on a given date) and having, in the case of Eurodollar Loans, the same Interest Period (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of Eurodollar Loans); provided that the 2023 Term Loans of one Type established on the Amendment No. 1 Effective Date or the Amendment No. 2 Effective Date pursuant to Amendment No. 1 or Amendment No. 2 (or resulting from conversions on a given date after the Amendment No. 1 Effective Date or Amendment No. 2 Effective Date, as applicable) and having, in the case of Eurodollar Loans, the same Interest Period shall be considered a Borrowing (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of Eurodollar Loans),”.

(d) Section 2.5 (b)(ii) is hereby amended by replacing the table appearing therein with the following:

2023 Term Loan Repayment Date	2023 Term Loan Repayment Amount
September 30, 2016	$704,090.16
December 31, 2016	$704,090.16
March 31, 2017	$704,090.16
June 30, 2017	$930,790.41
September 30, 2017	$930,790.41
December 31, 2017	$930,790.41
March 31, 2018	$930,790.41
June 30, 2018	$930,790.41
September 30, 2018	$930,790.41
December 31, 2018	$930,790.41
March 31, 2019	$930,790.41
June 30, 2019	$930,790.41
September 30, 2019	$930,790.41
December 31, 2019	$930,790.41
March 31, 2020	$930,790.41
June 30, 2020	$930,790.41
September 30, 2020	$930,790.41
December 31, 2020	$930,790.41
March 31, 2021	$930,790.41
June 30, 2021	$930,790.41
September 30, 2021	$930,790.41
December 31, 2021	$930,790.41
March 31, 2022	$930,790.41
June 30, 2022	$930,790.41
September 30, 2022	$930,790.41
December 31, 2022	$930,790.41
March 31, 2023	$930,790.41
June 30, 2023	$930,790.41
2023 Term Loan Maturity Date	Balance of outstanding 2023 Term Loans

(e) Section 2.8(c) of the Credit Agreement is hereby amended by replacing “the higher of (x) the rate described in Section 2.8(a) with respect to Initial Term Loans or (y) the rate described in Section 2.8(a) with respect to 2023 Term Loans” with “the rate described in Section 2.8(a) with respect to 2023 Term Loans”.

(f) Section 2.14 of the Credit Agreement is hereby amended:

(i) to restate paragraph (c)(i) thereof in its entirety as follows:

“The Incremental Term Loans (A) shall rank pari passu in right of payment and of security with the 2023 Term Loans, (B) shall be secured only by the Collateral, shall be borrowed only by the Borrower and shall be guaranteed only by the Guarantors, (C) shall not mature earlier than the 2023 Term Loan Maturity Date, (D) shall not have a shorter Weighted Average Life to Maturity than the then remaining Weighted Average Life to Maturity of the 2023 Term Loan Facility, (E) shall have an amortization schedule (subject to clause (D) above), and interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts and original issue discounts (subject to clause (d) below) and prepayment premiums for the Incremental Term Loans as determined by the Borrower and the lenders of the Incremental Term Loans and (F) may otherwise have terms and conditions different from those of the 2023 Term Loans; provided that (except with respect to matters contemplated by subclauses (C), (D) and (E) above) any differences shall be reasonably satisfactory to the Administrative Agent (it being understood that, to the extent that any financial maintenance covenant is added for the benefit of any Incremental Term Loan Facility, no consent shall be required from the Administrative Agent or any of the Lenders to the extent that such financial maintenance covenant is also added for the benefit of all Credit Facilities).”

(ii) to restate paragraph (d) thereof in its entirety as follows:

“Notwithstanding Sections 2.14(c)(i) and 2.14(c)(iii), in the event that the interest rate margins for any Incremental Term Loan Facility or Additional/Replacement Revolving Credit Commitments are higher than the interest rate margins for the 2023 Term Loan Facility (in the case of an Incremental Term Loan Facility) or the Revolving Credit Facility (in the case of an Additional/Replacement Revolving Credit Commitment) by more than (in either case) 50 basis points, then the Applicable Margin for the 2023 Term Loan Facility or the Revolving Credit Facility, as the case may be, shall be increased to the extent necessary so that the applicable interest rate margins equal the interest rate margins for such Incremental Term Loan Facility or such Additional/Replacement Revolving Credit Commitments, as the case may be, minus 50 basis points; provided, further, that, in determining the interest rate margins applicable to any Incremental Term Loan Facility and the 2023 Term Loan Facility or any Additional/Replacement Revolving Credit Commitments and the Revolving Credit Facility (x) OID or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under such Incremental Term Loan Facility, the 2023 Term Loan Facility or such Additional/Replacement Revolving Credit Commitment or the Revolving Credit Facility, as the case may be, in the initial primary syndication thereof shall be included as additional interest (with OID or upfront fees being equated to interest based on assumed four-year life to maturity and assuming that such Additional/Replacement Revolving Credit Commitments and the Revolving Credit Facility were fully drawn), (y) customary arrangement or commitment fees payable to any of the Joint Lead Arrangers and/or the Joint Bookrunners (or their respective Affiliates) in connection with the 2023 Term Loan Facility or the Revolving Credit Facility or to one or more arrangers or bookrunners (or their Affiliates) of any Incremental Term Loan Facility or any Additional/Replacement Revolving Credit Commitment shall be excluded and (z) (1) with respect to the 2023 Term Loan Facility, to the extent that the Eurodollar Rate for a three month interest period on the closing date of any such Incremental Term Loan Facility is less than 1.0% per annum, the amount of such difference shall be deemed added to the Applicable Margin for the 2023 Term Loans, solely for the purpose of determining whether an increase in the Applicable Margin for the 2023 Term Loans shall be required, and (2) with respect to the Incremental Term Loan Facility or Additional/Replacement Revolving Credit Commitments, to the extent that the Eurodollar Rate for a three month interest period on the closing date of any such Incremental Term Loan Facility or Additional/Replacement Revolving Credit Commitment is less than the interest rate floor, if any, applicable to any such Incremental Term Loan Facility or Additional/Replacement Revolving Credit Commitment, the amount of such difference shall be deemed added to the interest rate margins for the Loans under the Incremental Term Loan Facility or Additional/Replacement Revolving Credit Commitment solely for the purpose of determining whether an increase in the Applicable Margin for the 2023 Term Loans or the Revolving Loans shall be required. Solely for purposes of this Section 2.14(d), the original issue discount or upfront fees applicable to any 2023 Term Loans shall be deemed to be 25 basis points.”

(g) Section 5.1(b) of the Credit Agreement is hereby amended to replace “the date that is six months after the Amendment No. 1 Effective Date” with “that occurs (i) prior to the date that is six months after the Amendment No. 1 Effective Date or (ii) after the Amendment No. 2 Effective Date and on or prior to the date that is six months after the Amendment No. 2 Effective Date.”

(h) Schedule 13.2 of the Credit Agreement is hereby amended (i) to replace “Attn: Eric A. Felton” with “Attn: General Counsel” and (ii) to replace “Email: efelton@gcmlp.com” with “Email: legal@gcmlp.com”.

SECTION 3. Use of Proceeds. The Borrower hereby covenants and agrees that on the Amendment No. 2 Effective Date, it shall utilize existing available cash resources to prepay $42,988,501.71 aggregate principal amount of Initial Term Loans (such prepayment being the “Cash Prepayment”).

SECTION 4. Conditions to Effectiveness of Amendment No. 2. This Amendment shall become effective on the first date (the “Amendment No. 2 Effective Date”) on which the following conditions shall have been satisfied or waived:

(a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) each Credit Party, (ii) each Holdings, (iii) each Parent GP, (iv) each GP Entity, (v) the Administrative Agent, (vi) the New Incremental 2023 Term Lender and (vii) each Converting Incremental 2023 Term Lender (or by the Administrative Agent on behalf of, and pursuant to a written authorization of, each Converting Incremental 2023 Term Lender).

(b) The Administrative Agent shall have received evidence that all fees previously agreed in writing among the Borrower and each Arranger in respect of this Amendment, and all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP) payable by the Borrower for which invoices have been presented at least one Business Day prior to the Amendment No. 2 Effective Date, shall have been paid by the Borrower.

(c) The Administrative Agent shall have received immediately available funds from the Borrower, for the account of each Converting Incremental 2023 Term Lender that has executed and delivered an Election Form and has elected the Cashless Settlement Option pursuant thereto, in each case, at or prior to 12:00 p.m., New York City time, on April 12, 2017, in an aggregate amount equal to 0.25% of the aggregate principal amount of Initial Term Loans of such Lenders that are to be converted into Converted Incremental 2023 Term Loans pursuant hereto.

(d) The Administrative Agent shall have received a Notice of Borrowing for the Incremental 2023 Term Loans to be made on the Amendment No. 2 Effective Date, setting forth the information specified in Section 2.3 of the Credit Agreement, with such modifications thereto as shall be reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have received a notice of prepayment with respect to prepayment of the Initial Term Loans as contemplated by Section 1(b)(ii) and Section 3 hereof, and substantially concurrently with the funding of the New Incremental 2023 Term Loans on the Amendment No. 2 Effective Date, the Borrower shall have prepaid the Initial Term Loans as so contemplated by Section 1(b)(ii) hereof. The Cash Prepayment and ITL Interest Payment shall have occurred.

(e) The Administrative Agent shall have received favorable written opinions of Simpson Thacher & Bartlett LLP, counsel to Holdings, the Borrower, Holdings, the Parent GPs and the Borrower’s Subsidiaries, and Sidley Austin LLP, special Illinois counsel to Holdings and the Borrower, each dated the Amendment No. 2 Effective Date and addressed to each Arranger, the Administrative Agent, the Converting Incremental 2023 Term Lenders and the New Incremental 2023 Term Lender and in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby instructs its counsel to deliver such opinion to each Arranger, the Administrative Agent, the Converting Incremental 2023 Term Lenders and the New 2023 Term Lender.

(f) The Administrative Agent shall have received a certificate from the Borrower, dated the Amendment No. 2 Effective Date and executed by an Authorized Officer of the Borrower, which shall certify that, as of the Amendment No. 2 Effective Date, at the time of and after giving effect to the transactions contemplated hereby, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) all representations and warranties made by any Credit Party (and Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents) contained in Section 8 of the Credit Agreement or in the other Credit Documents (including this Amendment) shall be true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 8.9(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly Section 9.1 Financials then delivered pursuant to the Credit Agreement; provided that the words “Closing Date” as set forth in Sections 8.8, 8.10, 8.15(a) and 8.17 of the Credit Agreement shall be deemed to refer to the Amendment No. 2 Effective Date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 2 Effective Date or on such earlier date, as the case may be (after giving effect to such qualification).

(g) The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the applicable governing body of each Person that is a Credit Party as of the Amendment No. 2 Effective Date and of Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents (or a duly authorized committee thereof) authorizing (i) the execution, delivery and performance of this Amendment and (ii) in the case of the Borrower, the extensions of credit contemplated under this Amendment.

(h) The Administrative Agent shall have received true and complete copies of (i) the Organizational Documents of each Person that is a Credit Party as of the Amendment No. 2 Effective Date and of Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents and (ii) such other documents and certifications, each dated as of, or where applicable as of a recent date prior to, the Amendment No. 2 Effective Date, as the Administrative Agent may reasonably require to evidence that each such Person is duly organized or formed, validly existing, in good standing and qualified to engage in business in the State of such Person’s organization or formation, as applicable, and other customary matters; provided that in the case of (i) the Organizational Documents and (ii) the incumbency and specimen signatures of the officers executing this Amendment and the other documents required to be provided to the Administrative Agent on the Amendment No. 2 Effective Date as provided for herein, of each of the Credit Parties, Holdings, Parent GPs and GP Entities, a certificate certifying that there has been no change to the Organizational Documents and the incumbency and specimen signature of each such officer included in the closing certificates provided on the Closing Date or the Amendment No. 1 Effective Date, as applicable, shall be deemed to satisfy this condition with respect to such matters.

(i) The Administrative Agent shall have received a certificate from L. Layne Glunt, an Authorized Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that after giving effect to the consummation of this Amendment, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

(j) The Administrative Agent and each Arranger shall have received at least three Business Days prior to the Amendment No. 2 Effective Date all documentation and other information concerning the Credit Parties, Holdings, Parent GPs and GP Entities that has been reasonably requested in writing at least three Business Days prior to the Amendment No. 2 Effective Date by the Administrative Agent or any Arranger (on behalf of itself and/or any Converting Incremental 2023 Term Lender or the New Incremental 2023 Term Lender) and that the Administrative Agent or any Arranger reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

SECTION 5. Reaffirmation of Obligations. Each Credit Party, Holdings, Parent GP and GP Entity hereby unconditionally and irrevocably (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents (including the Credit Agreement as amended hereby) to which it is a party (or to which another Credit Party, Holdings, Parent GP or GP Entity is party on such Person’s behalf), (b) ratifies and reaffirms each grant of a Lien on, or security interest in, its property made pursuant to the Credit Documents to which it is a party (or to which another Credit Party, Holdings, Parent GP or GP Entity is party on such Person’s behalf) and confirms that such Liens and security interests continue to have full force and effect at law following the effectiveness of this Amendment to secure the Obligations (including any Obligations in respect of the Incremental 2023 Term Loans), subject to the terms thereof, and (c) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including any Obligations in respect of the Incremental 2023 Term Loans) pursuant to the Guarantee and confirms that the Guarantee continues to have full force and effect at law, notwithstanding this Amendment.

SECTION 6. Representations and Warranties. The Credit Parties, Holdings, Parent GPs and GP Entities hereby represent and warrant, on the Amendment No. 2 Effective Date (before and after giving effect to the effectiveness of this Amendment) that:

(a) no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment;

(b) all representations and warranties made by any Credit Party (and Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents) contained in Section 8 of the Credit Agreement or in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 2 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 8.9(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly Section 9.1 Financials then delivered pursuant to the Credit Agreement; provided that the words “Closing Date” as set forth in Sections 8.8, 8.10, 8.15(a) and 8.17 of the Credit Agreement shall be deemed to refer to the Amendment No. 2 Effective Date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 2 Effective Date or on such earlier date, as the case may be (after giving effect to such qualification); and

(c) this Amendment has been duly authorized, executed and delivered by each Credit Party, Holdings, Parent GP and GP Entity, and this Amendment constitutes a legal, valid and binding obligation of each Credit Party, Holdings, Parent GP and GP Entity, enforceable against each Credit Party, Holdings, Parent GP and GP Entity in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

SECTION 7. Reference to and Effect on the Credit Agreement and the Credit Documents. (a) This Amendment constitutes a Credit Document. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents executed prior to the Amendment No. 2 Effective Date and all of the Collateral described therein do and shall continue in full force and effect to secure where they purport to do so the payment of all Obligations of the Credit Parties, Holdings, Parent GPs and GP Entities under the Credit Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, any Lender, the Swingline Lender or any Letter of Credit Issuer under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION 8. Costs and Expenses. The Borrower agrees to pay all reasonable and documented or invoiced out-of-pocket costs and reasonable expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP (counsel to the Administrative Agent) in accordance with Section 13.5 of the Credit Agreement.

SECTION 9. Incremental Facility Request. This Amendment shall constitute a written notice by the Borrower delivered to the Administrative Agent requesting an Incremental Term Loan under Section 2.14(a) of the Credit Agreement.

SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 11. No Novation. The Credit Parties have requested, and the Lenders party hereto have agreed, that the Credit Agreement be, effective from and after the Amendment No. 2 Effective Date, amended as set forth herein. Such amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders, the Swingline Lender, any Letter of Credit Issuer, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document.

SECTION 12. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13. Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 2 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Incremental 2023 Term Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 14. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

(a) Notwithstanding anything to the contrary in this Amendment or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Amendment, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(ii) the effects of any Bail-in Action on any such liability, including, if applicable:

(a) a reduction in full or in part or cancellation of any such liability;

(b) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Amendment; or

(c) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(b) The following terms shall for purposes of this Section have the meanings set forth below:

“Bail-In Action” shall mean, as to any EEA Financial Institution, the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) above and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP,

by GCMH GP, L.L.C., its General Partner

by Grosvenor Holdings, L.L.C., its Managing Member

/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	General Counsel / Secretary / Vice President

GCMH GP, L.L.C.,

by Grosvenor Holdings, L.L.C., its Managing Member

/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Vice President/Secretary

GCM, L.L.C.,

by Grosvenor Holdings, L.L.C., its Managing Member

/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Vice President/Secretary

GROSVENOR HOLDINGS, LLC,

by	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Vice President/Secretary

[Signature Page to Amendment No. 2]

GROSVENOR HOLDINGS II, LLC,

by	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Vice President/Secretary

GROSVENOR CAPITAL MANAGEMENT, L.P.,

by GCM, L.L.C., its General Partner

by Grosvenor Holdings, L.L.C., its Managing Manager

/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	General Counsel / Secretary / Vice President

GCM CUSTOMIZED FUND INVESTMENT GROUP, L.P.,

by GCM, L.L.C., its General Partner

by Grosvenor Holdings, L.L.C., its Managing Member

by	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Vice President/Secretary

GROSVENOR SOFTWARE, LLC,

By	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Assistant Secretary

[Signature Page to Amendment No. 2]

CFIG HOLDINGS, LLC,

by Grosvenor Capital Management Holdings, LLLP, its Sole Member

by	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	General Counsel / Secretary / Vice President

GCM FIDUCIARY SERVICES, LLC,

By	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Assistant Secretary

MPE, L.P.,

by CFIG Holdings, LLC, its General Partner

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	General Counsel / Secretary / Vice President

[Signature Page to Amendment No. 2]

CFIG EQUITY VENTURES (MI), LLC,

by CFIG Holdings, LLC, its Managing Member

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

PEP II, L.P.,

by CFIG Holdings, LLC, its General Partner

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

CFIG ADVISORS, LLC,

by CFIG Holdings, LLC, its Sole Member

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

CFIG NPS GP, LLC,

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	Assistant Secretary

[Signature Page to Amendment No. 2]

CFIG PEP I, LLC,

by CFIG Holdings, LLC, its Managing Member

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

CFIG FUND PARTNERS, L.P. (F/K/A DLJ FUND PARTNERS, L.P.),

by CFIG Holdings, LLC, its General Partner

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

CFIG FUND PARTNERS II, L.P. (F/K/A DLJ FUND PARTNERS II, L.P.),

by CFIG Holdings, LLC, its General Partner

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

[Signature Page to Amendment No. 2]

CFIG FUND PARTNERS III, L.P. (F/K/A DLJ FUND PARTNERS III, L.P.),

by CFIG Holdings, LLC, its General Partner

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

CFIG DIVERSIFIED PARTNERS III, INC.,

by CFIG Holdings, LLC, its Sole Shareholder

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

CFIG PARTNERS LF, LLC,

by CFIG Holdings, LLC, its Managing Member

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

[Signature Page to Amendment No. 2]

GCM INVESTMENTS GP, LLC,

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

GCM PROJECT R GP, L.P.,

by CFIG Holdings, LLC, its General Partner

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

GCM CFIG GP, LLC,

by CFIG Holdings, LLC, its Sole Member

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

[Signature Page to Amendment No. 2]

GCM CFIG FUND PARTNERS IV, L.P.,

by CFIG Holdings, LLC, its General Partner

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

CALIFORNIA IMPACT SBIC FUND GP, LLC,

by GCM CFIG Fund Partners IV, L.P., its Sole Member

by CFIG Holdings, LLC its General Partner

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	General Counsel / Secretary / Vice President

[Signature Page to Amendment No. 2]

GOLDMAN SACHS BANK USA, individually and as Administrative Agent and Collateral Agent and as the New Incremental 2023 Term Lender,

by	/s/ Thomas M. Manning
Thomas M. Manning
Authorized Signatory

[Signature Page to Amendment No. 2]

EACH CONVERTING INCREMENTAL 2023 TERM LENDER SET FORTH ON SCHEDULE 1 HERETO, BY GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT, PURSUANT TO THE EXPRESS AUTHORIZATION GRANTED TO THE ADMINISTRATIVE AGENT BY EACH SUCH CONVERTING INCREMENTAL 2023 TERM LENDER

by	/s/ Thomas M. Manning
Thomas M. Manning
Authorized Signatory

[Signature Page to Amendment No. 2]